UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 08/20/2009

Commission File Number	Exact name of registrant as specified in its charter; State or other jurisdiction of incorporation; Address of principal executive offices; and Registrant’s telephone number including area code	IRS Employer Identification Number

001-33527	BWAY HOLDING COMPANY Delaware 8607 Roberts Drive Suite 250 Atlanta, Georgia 30350-2237 770-645-4800	55-0800054

001-12415	BWAY CORPORATION Delaware 8607 Roberts Drive Suite 250 Atlanta, Georgia 30350-2237 770-645-4800	36-3624491

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On August 20, 2009, BWAY Corporation (“BWAY”), a wholly-owned subsidiary of BWAY Holding Company, acquired 100% of the outstanding equity interests of Central Can Company (“Central Can”), for cash consideration of approximately $26.4 million (the “Purchase Price”) pursuant to a Stock Purchase Agreement between BWAY and DN Partners, L.P., The Dorian Mlsna Trust dated May 7, 1993, The Terry L. Kline Trust dated May 12, 1982, The Charles Hushka Trust dated July 10, 2002 and The Peter Giammanco, Jr. Marital Trust (collectively, the “Sellers”) dated as of August 20, 2009 (the “Purchase Agreement”). BWAY issued a press release on August 21, 2009 announcing the acquisition of Central Can. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Purchase Price was funded using available cash on hand and does not include transaction related expenses incurred by BWAY. The Purchase Agreement includes customary representations and warranties and the description of the agreement in this Current Report on Form 8-K is qualified in its entirety by the terms of the Purchase Agreement, which is attached hereto as exhibit 10.1 and is hereby incorporated by reference.

Central Can, located in Chicago, Illinois, is a producer of rigid general line metal and plastic containers and operates one manufacturing facility that produces metal paint and specialty cans, steel pails and hybrid and all plastic paint cans.

Item 7.01	Regulation FD Disclosure

The information in a press release released by the Company dated August 21, 2009 is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

d)	Exhibits

Exhibit No.	Description

10.1	Stock Purchase Agreement between BWAY Corporation and DN Partners, L.P., The Dorian Mlsna Trust dated May 7, 1993, The Terry L. Kline Trust dated May 12, 1982, The Charles Hushka Trust dated July 10, 2002 and The Peter Giammanco, Jr. Marital Trust, as sellers, dated as of August 20, 2009.

99.1	Press release dated August 21, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BWAY HOLDING COMPANY

Date: August 26, 2009	By:	/s/ Michael B. Clauer
Michael B. Clauer
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Stock Purchase Agreement between BWAY Corporation and DN Partners, L.P., The Dorian Mlsna Trust dated May 7, 1993, The Terry L. Kline Trust dated May 12, 1982, The Charles Hushka Trust dated July 10, 2002 and The Peter Giammanco, Jr. Marital Trust, as sellers, dated as of August 20, 2009.

99,1	Press release dated August 21, 2009.